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                                                                    EXHIBIT 21.1

                                  SUBSIDIARIES

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                                                                               STATE OF                    PERCENTAGE
                                                                             JURISDICTION                  OF VOTING
                                                                             INCORPORATION              SECURITIES OWNED
                                                                             -------------              ----------------
Teradyne ATE (Wuxi) Co., Ltd......................................     Peoples Republic of China          100%
Teradyne Benelux, Inc. (Ltd.).....................................     Delaware                           100%
Teradyne Canada Limited...........................................     Canada                             100%
Teradyne de Costa Rica S.A........................................     Costa Rica                         100%
Teradyne GmbH.....................................................     Germany                            100%
Teradyne Holdings Limited.........................................     United Kingdom                     100%
Teradyne Limited..................................................     United Kingdom                     100%
Teradyne Hong Kong, Ltd...........................................     Delaware                           100%
Teradyne International, Ltd.......................................     Barbados                           100%
Teradyne Ireland Limited..........................................     Ireland                            100%
Teradyne Italia S.r.L.............................................     Italy                              100%
Teradyne Japan, Ltd...............................................     Delaware                           100%
Teradyne K.K......................................................     Japan                              100%
Teradyne Korea, Ltd...............................................     Delaware                           100%
Teradyne Leasing, Inc.............................................     Massachusetts                      100%
Teradyne Malaysia, Ltd............................................     Delaware                           100%
Teradyne de Mexico, S.A. de C.V...................................     Mexico                             100%
Teradyne Netherlands B.V..........................................     Netherlands                        100%
Teradyne Netherlands, Ltd.........................................     Delaware                           100%
Teradyne Philippines Limited......................................     Delaware                           100%
Teradyne Realty, Inc..............................................     Massachusetts                      100%
Teradyne S.A.S....................................................     France                             100%
Teradyne Scandinavia, Inc.........................................     Delaware                           100%
Teradyne Singapore, Ltd...........................................     Delaware                           100%
Teradyne Spain, Inc...............................................     Delaware                           100%
Teradyne Taiwan, Ltd..............................................     Delaware                           100%
Teradyne Thailand Inc.............................................     Delaware                           100%
Alternative Delivery Systems Support, Inc.........................     North Carolina                     100%
Control Automation Inc............................................     Delaware                           100%
Herco Technology Corp.............................................     California                         100%
Kinetrix, Inc.....................................................     Delaware                           100%
Megatest Corporation..............................................     Delaware                           100%
Megatest H.K. Ltd.................................................     Hong Kong                          100%
Teradyne Philippines Ltd..........................................     California                         100%
Perception Laminates, Inc.........................................     California                         100%
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
Softbridge, Inc...................................................     Delaware                           100%
Zehntel Holdings, Inc.............................................     California                         100%
1000 Washington, Inc..............................................     Massachusetts                      100%
Teradyne EMS Inc..................................................     Delaware                           100%
Radio Acquisition Corp............................................     Massachusetts                      100%
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